EXHIBIT 10.15

SCHEDULE D-2

UNILATERAL CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-001
Storage and Regasification Terminal
DATE OF CHANGE ORDER: January 18, 2005

OWNER: Sabine Pass LNG, L.P.	Increase Sendout Pressure to 1440 PSIG

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

You are hereby directed to make the following additions or modifications to, or deductions from, the Work: (attach additional documentation if necessary)

Increase sendout pressure of the Natural Gas as measured at the back-pressure control valve located just upstream of the Master Meter from 1250 psig to 1440 psig. Piping from outlet of the high pressure sendout pumps through to and including the last flange of the LNG terminal shall be ANSI Class 900 lb. Temperature of sendout gas and all other requirements of the Minimum Acceptance Criteria and the Performance Guarantees as specified in Attachment S and Attachment T of the Agreement shall be remain the same.

Contractor shall proceed with design solely on the basis of a 1440 psig sendout pressure and prepare the required documentation, including a completed Schedule D-3 in accordance with Article 6.1A of the Agreement.

Compensation for the changes specified in this Change Order is on a time and materials basis as provided in Section 6.1C and 6.2D of the Agreement.

Contractor shall commence with the performance of the change(s) described above on January 18, 2005.

This Change Order is signed by Owner’s duly authorized representative.

/s/ Ed Lehotsky
Owner Representative Ed Lehotsky

January18, 2005
Date of signing

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-002
Storage and Regasification Terminal
DATE OF CHANGE ORDER: February 7, 2005

OWNER: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

The Agreement between the Parties listed above is changed as follows:

Adjustment to Contract Price

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (# )	$0
The Contract Price prior to this Change Order was	$646,936,000
The Contract Price will be increased by this Change Order in the amount of	$1,500,000
The new Contract Price including this Change Order will be	$648,436,000

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is 1,095 Days following NTP

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1,247 Days following NTP

Adjustment to other Changed Criteria: The Tank Subcontract will be awarded to MHI/MSI

Adjustment to Milestone Payment Schedule, Schedule C-1:

•	Milestone Number 2.02, LNG Tank Subcontract Awarded, will be increased by $1,500,000 from $3,234,680 to $4,734,680. The entire $1,500,000 increase will be provided as an increased payment to the LNG Tank Subcontractor MHI/MSI

•	Milestone Number 4.03, “LNG Tank test piling started,” will be decreased by $350,000 from $3,234,680 to $2,784,680 to offset the payment to MHI/MSI for LNTP, as described in the Adjustment to Payment Schedule, Schedule C-2 below

Adjustment to Monthly Payment Schedule, Schedule C-2:

•	Payment for Month #2, Feb-05, will be increased by $350,000 from $2,005,502 to $2,355,502. The entire $350,000 increase will be provided as a payment for Limited Notice to Proceed to the LNG Tank Subcontractor MHI/MSI

Adjustment to Minimum Acceptance Criteria: None

Adjustment to Design Basis: None

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

MHI/MSI shall be awarded the Tank Subcontract

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties, duly authorized representatives.

/s/ Charif Souki	/s/ C. Asok Kumar
* Charif Souki Chairman	Contractor
C. Asok Kumar
Name

Project Director
Title

February 7, 2005
Date of Signing	Date of Signing

/s/ Keith Meyer
* Keith Meyer President

February 7, 2005
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky Owner Representative

February 7, 2005
Date of Signing

*	Required Owner signature

SCHEDULE D-2

UNILATERAL CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-003
Storage and Regasification Terminal
DATE OF CHANGE ORDER: January 25, 2005

OWNER: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

You are hereby directed to make the following additions or modifications to, or deductions from, the Work

Contractor shall delete the High Pressure Compressor from its scope (included in the reimbursable scope) and instead install only the tie-ins and space necessary for a “Future” diesel driven compressor. All other requirements of the Agreement shall remain the same.

Discussions with FERC indicate that they feel a High Pressure Sendout Compressor is required in case the LNG Tanks are de-inventoried in order to “mothball” the LNG Terminal. Since this is a very remote possibility, and since venting of this gas is neither a safety nor environmental concern, Owner will present formal arguments to FERC to delete this requirement. Failing this, Owner will propose to FERC that only connections and space are provided for this compressor. If the Terminal is mothballed, Owner will purchase or rent a portable compressor(s), heater, and other equipment, install it, and accomplish the required transfer to the pipeline.

Contractor shall proceed with design as described above and prepare the required documentation, including a completed Schedule D-3 in accordance with Article 6.1A of the Agreement.

Contractor shall commence with the performance of the change(s) described above on January 25, 2005.

This Change Order is signed by Owner’s duly authorized representatives.

/s/ Charif Souki	/s/ Keith Meyer
* Charif Souki Chairman	* Keith Meyer President

February 11, 2005	February 9, 2005
Date of Signing	Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky Owner Representative

January 25, 2005
Date of Signing

*	Required Owner signature

SCHEDULE E-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-004
Storage and Regasification Termina100l
DATE OF CHANGE ORDER: 03/22/2005

OWNER: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

The Agreement between the Parties listed above is changed as follows: Approval of Change Orders via Schedule D-1 and D-2 (Rev. 1) of the EPC Agreement will require the signatures of both Messrs. Charif Souki and Keith Meyer, in addition to the designated Owner Representative, Ed Lehotsky. This requirement will not apply to any other correspondence under the EPC Agreement.

A revised copy of Schedules D-1 and D-2 is attached reflecting the above change.

Adjustment to Contract Price

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002)	$1,500,000
The Contract Price prior to this Change Order was	$648,436,000
The Contract Price will be unchanged by this Change Order in the amount of	$0
The new Contract Price including this Change Order will be	$648,436,000

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is 1,095 Days following NTP.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1,247 Days following NTP.

Adjustment to other Changed Criteria: None

Adjustment to Payment Schedule: None

Adjustment to Minimum Acceptance Criteria: None

Adjustment to Performance Guarantees: None

Adjustment to Design Basis: None

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

1

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Charif Souki	/s/ C. Asok Kumar
* Charif Souki Chairman	Contractor
C. Asok Kumar
Name

Project Director
Title

March 31, 2005
Date of Signing	Date of Signing

/s/ Keith Meyer
* Keith Meyer President

March 29, 2005
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky Owner Representative

Date of Signing

*	Required Owner signature

2

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-005
Storage and Regasification Terminal
DATE OF CHANGE ORDER: 3/23/2005

OWNER: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

The Agreement between the Parties listed above is changed as follows:

On March 14, 2005, Owner requested Contractor to delay placement of the following insurance coverages required under Section 7.1.B, Section 9.1 and Attachment O in the EPC Agreement as part of its effort to reduce the Actual Insurance Costs: the insurance coverages required under Section 1A.5, 1A.6, 1A.7, 1A.8, 1A.11, 1A.12 and 1A.14 of Attachment O; the increase in the coverage under Section 1A.4 of Attachment O from minimum limits of U.S.$10,000,000 to U.S.$100,000,000 each occurrence and aggregate; and certain insurance coverages specified in Section 1A.9 and 1A.10 of Attachment O, as specified in greater detail below.

In accordance with Attachment O, Section 1.B, Contractor shall procure the coverages specified in Sections 1A.4 (having the minimum limits of U.S. $100,000,000 for each occurrence and aggregate), 1A.5, 1A.6, 1A.7, 1A.8, 1A.11, 1A.12 and 1A.14 of Attachment O no later than June 3, 2005.

In accordance with Attachment O, Section 1.B, Contractor shall procure a portion of the coverages required under Sections 1A.9 and 1A.10 of Attachment O no later than NTP or as soon as reasonably possible thereafter. The Parties agree that the portion of insurance under Section 1A.9 and 1A.10 which is required to be procured by NTP or as soon as reasonably possible thereafter is specified in the attached term sheet. The difference in coverages between (a) the coverages specified in Section 1A.9 and 1A.10 of Attachment O and (b) the coverages specified in the attached term sheet shall be procured by Contractor no later than June 3, 2005. The terms and coverages specified in the attached term sheet are only approved for the purpose of determining the coverages required to be provided up to June 3, 2005.

Contractor’s obligation to notify and document the Actual Insurance Cost in Section 7.1.B of the Agreement shall be extended to June 3, 2005.

Owner understands that there is the potential that as a result of delayed purchase of those Project Insurances specified above that: 1) the final costs for the Project Insurances may increase beyond what would be obtainable at NTP, and 2) certain coverages required in the Project Insurances may become unavailable due to changes in the insurance market. The cost of the Project Insurances payable by Owner to Contractor shall be as provided under Section 7.1B.

Adjustment to Contract Price

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002)	$1,500,000
The Contract Price prior to this Change Order was	$648,436,000
The Contract Price will be changed by this Change Order in the amount of	0
The new Contract Price including this Change Order will be	$648,436,000

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

1

The Target Bonus Date will be unchanged.

The Guaranteed Substantial Completion Date will be unchanged

Adjustment to other Changed Criteria: N/A

Adjustment to Payment Schedule: None

Adjustment to Minimum Acceptance Criteria: None

Adjustment to Performance Guarantees: None

Adjustment to Design Basis: None

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: None

This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and therefore shall not be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Charif Souki	/s/ C. Asok Kumar
* Charif Souki Chairman	Contractor
C. Asok Kumar
Name

Project Director
Title

March 30, 2005
Date of Signing	Date of Signing

/s/ Keith Meyer
* Keith Meyer President

March 29, 2005
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky Owner Representative

March 29, 2005
Date of Signing

*	Required Owner signature

2

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-006
Storage and Regasification Terminal
DATE OF CHANGE ORDER: April 18, 2005

OWNER: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

The Agreement between the Parties listed above is changed as follows:

Attachment EE of the Agreement is replaced by the attached Attachment EE, Rev 1. All references in the Agreement to Attachment EE shall be understood to refer to Attachment EE, Rev 1.

Adjustment to Contract Price

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002)	$1,500,000
The Contract Price prior to this Change Order was	$648,436,000
The Contract Price will be unchanged by this Change Order	$0
The new Contract Price including this Change Order will be	$648,436,000

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is 1,095 Days following NTP

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1,247 Days following NTP

Adjustment to other Changed Criteria: None

Adjustment to Minimum Acceptance Criteria: None

Adjustment to Performance Guarantees: None

Adjustment to Design Basis: None

1

Other adjustments to liability or obligation of Contractor or Owner under the Agreement:

1.	In addition to the due Monthly Payments, Milestone Payments, and Reimbursable Costs described in the Agreement, Contractor shall invoice the applicable Tank Subcontract Materials Adjustment in the Month immediately following the Month in which the materials are received (ex-mill or ex-works) by the Tank Subcontractor, and Owner shall make payment to Contractor in accordance with Section 7.2E of the Agreement.

2.	To provide clarification, Owner and Contractor have jointly performed the sample calculations shown in Table 1 below using the formulas set forth in Sections 3.2 through 3.9 of Attachment EE Rev 1. The total and component amounts shown in Table 1 are the cost reimbursable material escalation amounts that would be due and payable to Contractor for the period from January 2004 through October 2004, subject to shipment of all affected materials. October 2004 was selected since the LNG Tank Subcontractor had initially updated its proposal to the Contractor as of that date. This escalation amount is not currently included in the Contract Price from Contractor to Owner.

Table I, Sample Calculation through October 2004

		Oct 04 Index	Oct 04 Escalation
3.2	9% Ni Steel	13440	4,739,797.00
3.3	Rebar & Anchors	520	245,313.40
3.4	Tank Stainless Steel	3480	205,097.28
3.5	Aluminum	137	310,857.79
3.6	Carbon Steel	744	8,368,940.93
3.7	Structural Steel	574	2,582,096.83
3.8	Piping & Valves	3480	1,262,923.94
	Total Escalation to October 2004		$17,715,027.17

Owner, Contractor, and the Tank Subcontractor have also jointly developed a package, as per Contractor letter to Owner dated March 17, 2005, which provides supporting details and adequately documents the formulas for the Tank Subcontract Materials Adjustments shown in Attachment EE, Rev. 1. Contractor will confirm quantities provided by Tank Subcontractor for rebar by September 2005 and will confirm remaining quantities provided by Tank Subcontractor for structural steel by December 2005. All other quantities have been provided to Owner.

2

Attachment EE Rev 1 and the Change Order will prevail should any inconsistency occur between Contractor letter of March 17, 2005, and Attachment EE Rev 1 and the Change Order.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Charif Souki	/s/ C. Asok Kumar
* Charif Souki Chairman	Contractor
C. Asok Kumar
Name

Project Director
Title

April 26, 2005
Date of Signing	Date of Signing

/s/ Keith Meyer
* Keith Meyer President

April 21, 2005
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky Owner Representative

April 20, 2005
Date of Signing

*	Required Owner signature

3

SCHEDULE D-l

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-007
Storage and Regasification Terminal
DATE OF CHANGE ORDER: June 2, 2005

OWNER: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

The Agreement between the Parties listed above is changed as follows:

1.	Refer to Article 7.1.B, “Insurance Allowance,” and incorporate the following “Actual Insurance Cost:”

Builders Risk
- Base Policy	$5,330,000
- Base DSU Policy	$2,474,594
-Wind/Flood DSU Deductible	$247,593
- Excess Wind/Flood	$1,900,000
- Excess Wind/Flood Taxes	$69,975

$10,022,162

Marine Cargo
- Hard Cost Premium	$150,000
- DSU Premium	$735,708

$885,708

General Liability (Owner Share)
- Named Insured	$580,740
- Pollution Legal Liability	$177,443

$758,183

Marine General Liability	$425,000

Total “Actual Insurance Cost”	$12,091,053

2.	Refer to Article 7.1.B, “Insurance Allowance,” and the above “Actual Insurance Cost,” and increase the Contract Price by the difference as follows:

“Actual Insurance Cost”	$12,091,053
“Insurance Allowance”	$5,600,000

$6,491,053

3.	Refer to Article 7.1.B, “Insurance Allowance,” and Article 9.1.A, “Provision of Insurance,” and incorporate Attachment O, Revision 1, which is made a part of this Change Order by attachment. All references in the Agreement to Attachment O shall be understood to refer to Attachment O, Revision 1.

4.	Refer to Article 7.1.B, “Insurance Allowance,” and in the fourth line delete the words, “charterer legal liability” and replace with “marine general liability.”

Adjustment to Contract Price

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002)	$1,500,000
The Contract Price prior to this Change Order was	$648,436,000
The Contract Price will be changed by this Change Order in the amount of	$6,491,053
The new Contract Price including this Change Order will be	$654,927,053

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is 1,095 Days following NTP.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1,247 Days following NTP.

Adjustment to other Changed Criteria: None

Adjustment to Payment Schedule: Refer to Schedule C-l “Milestone Payment Schedule” and add the following:

- Milestone Number 3.10 Actual Insurance Cost—Payment 1: $ 2,588,756

- Milestone Number 13.05 Actual Insurance Cost—Payment 2: $ 3,902,297

Adjustment to Minimum Acceptance Criteria: None

Adjustment to Performance Guarantees: None

Adjustment to Design Basis: None

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: None

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change; provided, however, that the Parties acknowledge and agree that the “Actual Insurance Cost” herein is based on current estimates and is subject to further adjustment based on final costs for marine cargo insurance, marine general liability insurance, taxes for excess wind and flood coverage, and Marine Terminal Liability Operations insurance.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Charif Souki	/s/ C. Asok Kumar
Owner	Contractor

Charif Souki	C. Asok Kumar
Name	Name

CEO	Project Director
Title	Title

June 3, 2005	June 6, 2005
Date of Signing	Date of Signing

/s/ Keith Meyer
Owner

Keith Meyer
Name

Title

June 3, 2005
Date of Signing

/s/ Ed Lehotsky
Owner

Ed Lehotsky
Name

Owner Representative
Title

June 2, 2005
Date of Signing

/s/ Stanley C. Horton
Owner

Stanley C. Horton
Name

President and COO
Title

June 3, 2005
Date of Signing

SCHEDULE D-l

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-008
Storage and Regasification Terminal
DATE OF CHANGE ORDER: 06/13/2005

OWNER: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

The Agreement between the Parties listed above is changed as follows:

Approval of Change Orders via Schedule D-l and D-2 of the EPC Agreement will require the signatures of Messrs. Charif Souki (except as further provided in the next sentence), Stan Horton, Keith Meyer, in addition to the designated Owner Representative, Ed Lehotsky. Mr. Horton is authorized to sign Change Orders on behalf of Mr. Souki during Mr. Souki’s absence. This requirement will not apply to any other correspondence under the EPC Agreement.

A revised copy of Schedules D-l (Rev 2) and D-2 (Rev 2) is attached reflecting the above change.

Adjustment to Contract Price

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002 & 007)	$7,991,053
The Contract Price prior to this Change Order was	$654,927,053
The Contract Price will be unchanged by this Change Order in the amount of	$0
The new Contract Price including this Change Order will be	$654,927,053

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is 1,095 Days following NTP.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1,247 Days following NTP.

Adjustment to other Changed Criteria: None

Adjustment to Payment Schedule: None

Adjustment to Minimum Acceptance Criteria: None

Adjustment to Performance Guarantees: None

Adjustment to Design Basis: None

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

1

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above referenced change shall become a valid and binding part of the original Agreement without exception or qualification unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Charif Souki	/s/ C. Asok Kumar
* Charif Souki Chairman	Contractor
C. Asok Kumar
Name

Project Director
Title

June 20, 2005	June 23, 2005
Date of Signing	Date of Signing

/s/ Stan Horton
* Stan Horton President & COO Cheniere Energy

Date of Signing

/s/ Keith Meyer
* Keith Meyer President Cheniere LNG

June 17, 2005
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky Owner Representative

Date of Signing

*Required	Owner signature - Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

2

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-009
Storage and Regasification Terminal
DATE OF CHANGE ORDER: June 20, 2005

OWNER: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

Attachment EE Adjustments (Stainless Steel, Marine Loading Arms & BOG Compressor)

The Agreement between the Parties listed above is changed as follows:

Reference:	Contract Attachment EE (Stainless Steel Adjustment, Tank Subcontract Materials Adjustment, Marine Loading Arm Adjustment and BOG Compressor Adjustment) Bechtel Letter SDN 25027-001-T05-GAM-00039 dated March 17, 2005 Bechtel Letter SDN 25027-001-T05-GAM-00062 dated April 26, 2005

Per Executed Change Order No. SP/BE-006 (signed April 26, 2005), Attachment EE Rev. l, the Contract Price is adjusted as follows:

Stainless Steel Adjustment: The Stainless Steel adjustment, which is used to account for the changes in commodity pricing of 304L stainless steel pipe, fittings and flanges as described in Section 7.ID of the Agreement, shall be determined in accordance with Section 1 of Attachment EE, Rev. 1. All calculations shall be rounded to four (4) decimal places. See attached document titled “Contract Att. EE Rev. 1 Adjustments,” dated June 16, 2005, 1 page, supporting total upward adjustment amount of $10,305,924.

Marine Loading Arm Adjustment and BOG Compressor Adjustment: The Marine Loading Arm Adjustment and BOG Compressor Adjustment, which are used to take into account currency fluctuations as described in Sections 7.1 ,F and 7.1 .G respectively, shall be determined in accordance with Section 2 of Attachment EE, Rev, 1. All calculations shall be rounded to four (4) decimal places. All currency exchange rates shall be determined using FxConverter on website http://www.oanda.com/convert/classic. See attached document titled “Contract Att. EE Rev. 1 Adjustments, “ dated June 16, 2005, 1 page, supporting total upward adjustment amount of $102,010

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002 & 007)	$7,991,053
The Contract Price prior to this Change Order was	$654,927,053
The Contract Price will be increased by this Change Order in the amount of	$10,407,934
The new Contact Price including this Change Order will be	$665,334,987

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is 1,095 Days following NTP.

The Guaranteed Substantial Completion Date will be unchanged.

SCHEDULE D-l

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-009
Storage and Regasification Terminal
DATE OF CHANGE ORDER: June 20, 2005

OWNER: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

Attachment EE Adjustments (Stainless Steel, Marine Loading Arms & BOG Compressor)

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1,247 Days following NTP.

Adjustment to other Changed Criteria: Not Applicable

Adjustment to Payment Schedule: See attached “Payment Milestones” 1 page, dated June 16, 2005

Adjustment to Minimum Acceptance Criteria: No Change

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: No Change

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Charif Souki	/s/ C. Asok Kumar
* Charif Souki Chairman	Contractor
C. Asok Kumar
Name

Project Manager
Title

6/20/05
Date of Signing	Date of Signing

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-009
Storage and Regasification Terminal

DATE OF CHANGE ORDER: June 20, 2005	OWNER: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

Attachment EE Adjustments (Stainless Steel, Marine Loading Arms & BOG Compressor)

/s/ Stan Horton
* Stan Horton President & COO Cheniere Energy

Date of Signing

/s/ Keith Meyer
* Keith Meyer President Cheniere LNG

July 19, 2005
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky Owner Representative

July 19, 2005
Date of Signing

*	Required Owner signature

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-010
Storage and Regasification Terminal
DATE OF CHANGE ORDER: 6/17/2005

OWNER: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

The Agreement between the Parties listed above is changed as follows:

FERC Cryogenic Review

In accordance with Attachment A, Section 13.4, “Additional FERC Requirements,” Contractor was directed by Owner to incorporate FERC Cryogenic review comments imposed by FERC after June 1, 2004. Approval to incorporate comments is based on the following referenced documents previously provided to Owner:

•	Owner Meeting Action Items, No. 14, Issue No. 3, dated February 2, 2005
•	Bechtel Conference Notes 25027-001-G15-GAM-00008 dated February 7, 2005
•	Bechtel Conference Notes 25027-001-G-15-GAM-00009 dated February 15, 2005, Item No. 4
•	Bechtel Letter SDN 25027-001-T05-GAM-00031 dated March 4, 2005

Changes to Scope of Work are included in the following documents:

•	Trend T-008 - Cryogenic Comments, dated April 15, 2005
•	Owner’s response to FERC, Docket No. CPO4-47-000 “Cryogenic Information Request,” 34 pages
•	Lump Sum Change Order “FERC Cryogenic Comments - Detail Estimate (BECR-002) / Revised per Owner Comments” Revision 3, dated June 9, 2005, 3 pages.
•	“FERC Cryogenic Comments - Payment Milestones (BECR-002)” dated June 9, 2005

Detailed Reasons for Proposed Change(s) (provide detailed reasons for the proposed change, and attach all supporting documentation required under the Agreement)

Per Attachment A, Article 13.4 of the Agreement, Contractor shall commence work on any additional requirements imposed by FERC after June 1, 2004, and which are not included in the Scope of Work or the Agreement. Details of the proposed change and supporting documents are listed above.

Note: This Change Order does not address or include Changed Criteria for other additional FERC requirements under Attachment A, Article 13.4, since sufficient information is only available to address the FERC Cryogenic comments. Other outstanding potential issues will be addressed individually, as requested by Owner, and will be the subject of a separate Change Order as may be appropriate. Reference Owner letter SP-13E-C-038 dated March 31, 2005 and Contractor letter SDN-25027-001-T05-GAM-00055 dated April 12, 2005.

Adjustment to Contract Price

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders OSP/BE-002, 007& 009	$18,398,987
The Contract Price prior to this Change Order was	$665,334,987
The Contract Price will be increased by this Change Order in the amount of	$4,378,557
The new Contract Price including this Change Order will be	$669,713,544

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is 1,095 Days following NTP.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1,247 Days following NTP.

Adjustment to other Changed Criteria: None

Adjustment to Payment Schedule: See attached “FERC Cryogenic Comments—Payment Milestones,” 1 page, dated June 9, 2005.

Adjustment to Minimum Acceptance Criteria: None

Adjustment to Performance Guarantees: None

Adjustment to Design Basis: None

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Charif Souki	/s/ C. Asok Kumar
* Charif Souki Chairman	Contractor
C. Asok Kumar
Date of Signing	Name

/s/ Stan Horton	Project Director
*Stan Horton President & COO Cheniere Energy	Title

July 19, 2005	July 29, 2005
Date of Signing	Date of Signing

Rev. 2

/s/ Keith Meyer
* Keith Meyer President Cheniere LNG

July 19, 2005
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky Owner Representative

July 19, 2005
Date of Signing

*Required Owner Signature

SCHEDULE D-l

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-011
Storage and Regasification Terminal
DATE OF CHANGE ORDER: June 24, 2005

OWNER: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

The Agreement between the Parties listed above is changed as follows:

Owner and Contractor agree that the Agreement shall be amended as follows:

1.	The following new Section 11.10 shall be added to the Agreement:

“11.10 Early Completion Bonus. Contractor shall earn an early completion bonus in the amount of Sixty-Seven Thousand U.S. Dollars (U.S.$67,000) per Day for each complete Day that Contractor achieves Early Completion prior to April 1, 2008 (the “Early Completion Date”), up to a maximum of Six Million U.S. Dollars (U.S.$6,000,000) (the “Early Completion Bonus”). Neither the Early Completion Date nor the Early Completion Bonus shall be subject to adjustment or extension under any circumstance, whether by Change Order or other provision of the Agreement (including an event of Force Majeure or Owner caused delay). If Contractor earns the Early Completion Bonus or any portion thereof, Contractor shall invoice Owner for the applicable amount of such Early Completion Bonus, and Owner shall pay Contractor the applicable amount of such Early Completion Bonus within the time required under this Agreement for making payments of amounts invoiced by Contractor. The failure of Contractor to earn the Early Completion Bonus shall not create a separate liability for either Owner or Contractor under this Agreement.”

2.	The following definitions shall be added under Section 1.1 to the Agreement:

“Early Completion” shall mean that all of the following have occurred with respect to the Facility: (i) Cool Down has been completed for System 1 and System 2; (ii) Contractor has completed all procurement, fabrication, assembly, erection, installation and precommissioning checks of all of the vaporizers for the Facility to ensure that all such vaporizers and each component thereof was sufficiently fabricated, assembled, erected and installed so as to be capable of being operated safely within the requirements contained in this Agreement, and thirteen vaporizers have been operated to their rated capacity; (iii) Contractor has completed all procurement, fabrication, assembly, erection, installation and pre-commissioning checks and tests of System 1 and System 2 to ensure that these Systems and each component thereof was sufficiently fabricated, assembled, erected and installed so as to be capable of being operated safely within the requirements contained in this Agreement; and (iv) System 1 and System 2, collectively, are capable of a Sendout Rate of 2,000 MMSCFD or above at a temperature of no less than 40°F and at a pressure of no less than 1,440 PSIG, as measured at the exit for the main Facility transfer meter. The status of being “capable” shall be determined by such tests or operational records as may be mutually agreed by the Parties prior to Contractor’s achievement of Early Completion.

“Early Completion Bonus” has the meaning set forth in Section 11.10.

“Early Completion Date” has the meaning set forth in Section 11.10.”

There are no other modifications to the Agreement relating to this Change Order.

Adjustment to Contract Price

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002, 007, 009 & 010)	$22,777,544
The Contract Price prior to this Change Order was	$669,713,544
The Contract Price will be increased by a separate Change Order if Contractor earns the Early Completion Bonus or any portion thereof as per the provisions of the Change Order

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is 1,095 Days following NTP.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1,247 Days following NTP.

Adjustment to other Changed Criteria: None

Adjustment to Payment Schedule: A separate Change Order will be required to adjust the Payment Schedule if Contractor earns the Early Completion Bonus or any portion thereof

Adjustment to Minimum Acceptance Criteria: None

Adjustment to Performance Guarantees: None

Adjustment to Design Basis: None

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Charif Souki	/s/ C. Asok Kumar
* Charif Souki Chairman	Contractor
C. Asok Kumar
Name

Project Director
Title

July 29, 2005
Date of Signing	Date of Signing

/s/ Stan Horton
*Stan Horton President & COO Cheniere Energy

July 19, 2005
Date of Signing

/s/ Keith Meyer
*Keith Meyer President Cheniere LNG

July 19, 2005
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky Owner Representative

July 19, 2005
Date of Signing

*Required Owner signature - Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

SCHEDULE D-2

PROJECT NAME: Sabine Pass LNG Receiving	CHANGE ORDER NUMBER: SP/BE-012
Storage and Regasification Terminal
DATE OF CHANGE ORDER: 7/12/2005

OWNER: Sabine Pass LNG, L.P.

CONTRACTOR: BECHTEL CORPORATION

DATE OF AGREEMENT: December 18, 2004

You are hereby directed to make the following additions or modifications to, or deductions from, the Work:

Implement the following P&ID and Cause & Effect Scope Option Items (refer to the attached Trend Matrix for further information) as discussed in the review meetings and subsequent correspondence:

Item	Description	Prelim Cost Estimates
3.06	Add local and remote actuators for (4) 16” and (2) 24” valves	$240,000
4.16	Delete 10” SS insulated tanker BOG vent line to storage tanks	$(200,000)
7.04	Add actuators to (3) 30” valves	(150,000
9.03	Nitrogen snuffing system piping revision at (3) Tanks	$80,000
10.04	Add Tank mixing jumper line - (1) location	$100,000
13.01	Add actuators and Jump over line for Recondensor	$50,000
18.05	Add 42” future connection to the gas metering	$20,000
19.06	Delete LP vent stack, associated piping & valves from Tank area	$(120,000)
20.05	Add switch in Control Room	$0
20.06	Add Jumper to Blower section & move valves	$60,000
10.00	Cause & Effect scope - Add thermal relief valves	$120,000

	Total Order of Magnitude Cost	$500,000

Contractor shall proceed with the above design changes and prepare detailed Lump Sum cost estimates. Upon final review and approval by Owner of the detailed estimate, Contractor shall prepare the required documentation, including a completed Schedule D-3 in accordance with Article 6.1A of the Agreement.

Compensation for the changes specified in this Change Order is on a time and materials basis as provided in Section 6.1C and 6.2D of the Agreement.

Contractor shall commence with the performance of the change(s) described above on July 18, 2005

This Change Order is signed by Owner’s duly authorized representatives.

/s/ Charif Souki	/s/ Stan Horton
*Charif Souki Chairman	*Stan Horton President and COO Cheniere Energy

July 19, 2005
Date of Signing	Date of Signing

/s/ Keith Meyer	/s/ Ed Lehotsky
*Keith Meyer President Cheniere LNG	*Ed Lehotsky Owner Representative

July 19, 2005	July 19, 2005
Date of Signing	Date of Signing

*Required Owner signature-Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

SCHEDULE D-2

UNILATERAL CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-013
Storage and Regasification Terminal
DATE OF CHANGE ORDER: 7/18/2005

OWNER: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

You are hereby directed to make the following additions or modifications to the Work

Implement the following SCV Options to be included in the SCV design as referenced in the attached Bechtel letter GAM-00117 dated June 30, 2005.

1) Two (2) each stainless steel SS 3” diameter blind block /check valves for taking water circulation pump out of service, blinded tee and solenoid valve for future connection of utility water. Excludes future utility water piping, wiring from MCC starter to solenoid valve and extra terminal on motor starter.

3) Replace PLC with DCS Control. Your project team should work with James Pfeffer on the design of the DCS control. Refer to Owner’s letter SP-BE-C-084 for further guidance, a copy of which is attached to this Change Order.

4) Provide vaporizer modification on all 16 units to accommodate a hot water sparger in the water bath for waste heat recovery from gas turbine exhaust, as well all other items captured in this item.

8) Sixteen (16) each 42’ exhaust stacks in SS rather than painted CS

Contractor shall proceed with the above design changes and prepare the required documentation, including a completed Schedule D-3 in accordance with Articles 6.1A and 6.1C of the Agreement.

Compensation for the changes specified in this Change Order is on a time and materials basis as provided in Section 6.1C and 6.2D of the Agreement.

Contractor shall commence with the performance of the change(s) described above on July 18, 2005

This Change Order is signed by Owner’s duly authorized representatives.

/s/ Charif Souki	/s/ Stan Horton
Charif Souki Chairman	*Stan Horton President and COO Cheniere Energy

July 19, 2005
Date of Signing	Date of Signing

1

/s/ Keith Meyer	/s/ Ed Lehotsky
* Keith Meyer President Cheniere LNG	* Ed Lehotsky Owner Representative

July 19, 2005	July 19, 2005
Date of Signing	Date of Signing

* Required Owner signature - Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

2

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-014
Storage and Regasification Terminal
DATE OF CHANGE ORDER: September 19, 2005

OWNER: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

Air Permit Revision by T-Thermal - Best Available Control Technology (BACT)

The Agreement between the Parties listed above is changed as follows:

In accordance with the EPC Agreement, Attachment A, Schedule A-l, Section 13.2, Owner directs Contractor to modify submerged combustion vaporizers as necessary to meet the requirements of the air permit. This includes the following:

1.)	Basic BACT emission compliance (40 ppm NOx to 30 ppm NOx): Consists of blower motor HP increase from 600 to 800 HP, increased flue gas sparger size to accommodate the increased flue gas flow, increased combustion air piping to accommodate the increased air flow and more sophisticated fuel/air ratio controls.

2.)	Compliance with reduced CO (80 ppm to 40 ppm) per LDEQ permit is not required; however, Owner agrees to fund initial design, drafting and project management already expended by T-Thermal in its efforts to achieve CO emissions (80 ppm to 40ppm).

3.)	Increased stack height: From 38 feet to 42 feet above bottom of SCV as directed by Owner

On June 27, 2005, a meeting was held among Owner, Bechtel and the SCV supplier (T-Thermal), to review scope of work and pricing provided by T-Thermal to Contractor in BECR-004, dated June 3, 2005. This Change Order incorporates Owner’s (J. Kaucher and D. Granger) selection of work scope and agreement on direct pricing from T-Thermal to Contractor, Owner’s direction to delete the requirement of 40ppm CO at 3% O2 necessary to comply with the current LDEQ permit (Note: Owner advised Bechtel a permit revision request would be submitted and obtained from LDEQ for this), and incorporation of pricing methodology agreed between Bechtel and Owner on August 3, 2005.

See attached files for details:

•	“T-0020a Trend Form Rev BACT and Emissions Rev 2a.xls” dated August 2, 2005, 1 page
•	“T-0020a Payment Milestones Rev 2.xls” dated August 2,2005, 1 page

Adjustment to Contract Price

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002 thru 013)	$22,777,544
The Contract Price prior to this Change Order was	$669,713,544
The Contract Price will be increased by this Change Order in the amount of	$880,000
The new Contract Price including this Change Order will be	$670,593,544

1 of 3

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-014
Storage and Regasification Terminal
DATE OF CHANGE ORDER: September 19, 2005

OWNER: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

Air Permit Revision by T-Thermal - Best Available Control Technology (BACT)

Adjustment to dates in Project Schedule

The following dates are modified:

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is 1,095 Days following NTP.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1,247 Days following NTP.

Adjustment to other Changed Criteria: Not Applicable

Adjustment to Payment Schedule: See attached “Payment Milestones” 1 page, dated August 2, 2005.

Adjustment to Minimum Acceptance Criteria: No Change

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: Yes, as modified in this Change Order

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

2 of 3

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-014
Storage and Regasification Terminal
DATE OF CHANGE ORDER: September 19, 2005

OWNER: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

Air Permit Revision by T-Thermal - Best Available Control Technology (BACT)

/s/ Stan Horton	/s/ C. Asok Kumar
* Charif Souki Chairman	Contractor
C. Asok Kumar
Name

Project Director
Title

September 19, 2005
Date of Signing	Date of Signing

/s/ Stan Horton
* Stan Horton President & COO Cheniere Energy

October 17, 2005
Date of Signing

/s/ Keith Meyer
* Keith Meyer President Cheniere LNG

October 17, 2005
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky Owner Representative

October 11, 2005
Date of Signing

*	Required Owner signature - Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

3 of 3

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-015
Storage and Regasification Terminal
DATE OF CHANGE ORDER: September 19, 2005

OWNER: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

Resurvey of Benchmarks for Vertical Datum

The Agreement between the Parties listed above is changed as follows:

Reference EPC Agreement, Article 4.8 and Attachment U, Item 2, Owner Supplied Data.

The original topographical survey provided by Owner in the EPC Agreement was incorrect. Based on the above documents, Owner provided revisions to topographical survey data that correctly identifies the Site topography as one foot (1’) plus lower than the original survey data benchmark provided in the EPC Agreement. This revision resulted in a Scope of Work change due to additional required quantities of fill materials and related home office and Site activities.

A.	The difference between the original and revised Scope of Work results in following additional fill materials:

•	Process area	29,760 cy
•	Administration Building	1,750 cy
•	N2 Package	870 cy

•	Total additional fill	32,380 cy

B.	Subcontract cost for additional fill materials:

•	Excavate, Haul Install	$312,467
•	Stabilize Fill at 8% Lime	$387,259

•	Total Cost	$699,726

C.	Basis for Cut and Fiji Quantities in the Model:
•	Process areas elevated to +12 feet
•	Concrete foundations are erected on top of fill material
•	Avoids working on elevated structures
•	Additional materials are assumed to be available from the Marine Berth area

Note: The lower Site results in increased storm water drainage requirements. Ditch and culvert sizes will be increased, however, these increases are considered to be within Contractor’s design development activities.

D.	Home Office Job Hours:
•	Engineering - 250 Hours (C/S/A 150 plus Geo-Tech 100)
•	Project Support - 75 Hours

E.	See attached Bechtel drawing SKC-000-00004, Revision A “Civil Site Development - Rough Grading Excavation and Backfill”.

1 of 4

SCHEDULE D-l

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE-015
DATE OF CHANGE ORDER: September 19, 2005
OWNER: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

Resurvey of Benchmarks for Vertical Datum

F. See attached file for details:

•	“T-0022 Trend Form Rev l.xls” dated August 2, 2005, 1 page
•	“T-0022 Payment Milestones.xls” dated August 4, 2005, 1 page
•	“Revised Owner Topographical Vertical Datum Control Elevations”, 1 page

Adjustment to Contract Price
The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002 thru 014)	$23,657,544
The Contract Price prior to this Change Order was	$670,593,544
The Contract Price will be increased by this Change Order in the amount of	$830,000
The new Contract Price including this Change Order will be	$671,423,544

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is 1,095 Days following NTP.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1,247 Days following NTP.

Adjustment to other Changed Criteria: Not Applicable

Adjustment to Payment Schedule: See attached “Payment Milestones” 1 page, dated August 4, 2005.

Adjustment to Minimum Acceptance Criteria: No Change

2 of 4

SCHEDULE D-I

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE-015
DATE OF CHANGE ORDER: September 19, 2005

OWNER: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

Resurvey of Benchmarks for Vertical Datum

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: No Change

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Stan Horton	/s/ C. Asok Kumar
* Charif Souki	Contractor
Chairman	C. Asok Kumar
Name
Project Director
Title
Date of Signing	September 19, 2005
Date of Signing

/s/ Stan Horton
*Stan Horton President & COO Cheniere Energy

October 17, 2005
Date of Signing

3 of 34

SCHEDULE D-l

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE-015
DATE OF CHANGE ORDER: September 19, 2005

OWNER: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

Resurvey of Benchmarks for Vertical Datum

/s/ Keith Meyer
* Keith Meyer President Cheniere LNG

October 17, 2005
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky Owner Representative

October 17, 2005
Date of Signing

* Required Owner signature    –    Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

4 of 4

SCHEDULE D-2

UNILATERAL CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-016
Storage and Regasification Terminal
DATE OF CHANGE ORDER: 9/28/2005

OWNER: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

You are hereby directed to make the following additions or modifications to, or deductions from, the Work:

Implement the following P&ID HAZOPS Review Items (refer to the attached Trend Matrix for further information) as discussed in the review meetings and subsequent correspondence:

Item	Description	Prelim Cost Estimate
	Process P&ID’s
1.01	Remove manual valves in 30” header piping at storage tanks		($80,000)
1.07	Provide position indicator on HV24021/2, 2 valves / tank, 6 total		$30,000
1.16	Add 2 ea. local sight flow indicators to each unloading arm		$32,000
2.01	LP / discretionary vent, add 3 -12” vents w/ actuated butterfly valves		$160,000
2.02	Add 1 ea position indicator on PV-24002		$5,000
3.03	Add l ea dP w/transmitter and local PI upstream of V-103		$15,000
3.11	For min flow line from in-tank pumps back into storage tanks, use Interlocks to ensure one valve is always open *		$15,000
4.09	Add 10” SS insulted check valve (2 ea) between FV-25002 and V-l 11		$30,000
4.11	Add flow indication, 2 places, in blanket gas line GN-25612		$40,000
4.12	Add isolation / drain valves at V-111 to allow discretionary vent		$40,000
4.19	Install splash guards at removable spool, 8” line, 2 ea discharge line, 32 ea		$16,000
8.05	Change 12” CS 900# ball valves in Master Meter skid to trunion valves		$24,000
8.06	Confirm w/ meter vendor that on-line custody calibration system is Included in meter package	$	TBD
8.08	Add 4 ea 12” CS 900# check valve downstream of XV-25954 Utility P&ID’s		$60,000
1.05	Provide level switches in place of DP type level transmitters	$	TBD

Contractor shall proceed with the above design changes and prepare detailed Lump Sum cost estimates. Upon final review and approval by Owner of the detailed estimate, Contractor shall prepare the required documentation, including a completed Schedule D-3 in accordance with Article 6.1A of the Agreement.

Compensation for the changes specified in this Change Order is on a time and materials basis as provided in Section 6.1C and 6.2D of the Agreement.

Contractor shall commence with the performance of the change(s) described above on August 8, 2005

1

This Change Order is signed by Owner’s duly authorized representatives.

/s/ Stan Horton	/s/ Stan Horton
Charif Souki Chairman	* Stan Horton President and COO Cheniere Energy

October 17, 2005
Date of Signing	Date of Signing

/s/ Keith Meyer	/s/ Ed Lehotsky
* Keith Meyer President Cheniere LNG	* Ed Lehotsky Owner Representative

October 17, 2005	October 10, 2005
Date of Signing	Date of Signing

*	Required Owner signature - Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

Rev. 2

SCHEDULE D-l

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-017
Storage and Regasification Terminal
DATE OF CHANGE ORDER: 10/04/2005

OWNER: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation
PROJECT: NET ZERO DOLLAR OFFSETS
DATE OF AGREEMENT: December 18, 2004

The Agreement between the Parties listed above is changed as follows:

This Change Order encompasses three separate adjustments:

1)	As discussed between Owner and Bechtel, both Parties agree that changes for the seven items listed below under the Zero Dollar Change Order are offsetting in cost with no schedule impact.
2)	The description for Schedule C-l Milestone Number 6.05 is revised to correctly state the milestone description
3)	The Monthly Payment for Schedule C-2 Month #31 is revised to correct a math error in the Payment Schedule

Detailed Reasons for Proposed Change(s)

The following changes have been identified and are incorporated into the project:

Zero Dollar Change Order

1). The Marine Berth elevation will be increased from elevation 20’ to elevation 25’ (Refer to Schedule A-2, Item 8.23).

2). The design pressure of the Reecondenser and Sendout Pump Cans will be increased to 275 psig (See attached P&ID’s M6-25-00320 and 00410)

3). Bechtel will not claim any impact for the change in Texas law resulting in reduced bridge, allowable loads on the Highway 82 bridge (Reference letter 25025-001-T05-GAM-00100).

4). Bechtel will relocate the Marine Berth area 35ft to the southeast parallel to the ship channel as requested by Owner (See attached Shiner-Mosely drawing sheet 4 of 27, Rev. 1, dated 6/16/04, “Dredging Plan.”)

5). Owner authorizes the Construction Dock dredge spoils to be pumped to the WET 16 Impoundment Area. (See attached Site Plan

Pl-00-00001).

6). The revised Site Plan including the reductions in piperack length (drawing PI-00-00001 Rev 00D) will be the basis of the project (Original basis is drawing SK-SP-00001 Rev 0F)

7). The paving under the piperack will be changed from concrete to crushed stone with an asphalt sealer as shown on sketch SKC-000-00001 Rev A.

Milestone Number 6.05

Schedule C-l Milestone 6.5 Description is changed to “Commence Construction Dock Dredging.”

Schedule C-2 Math Error

Schedule C-2 Month #31 Monthly Payment amount is changed to $3,213,115 resulting in a Monthly Payment total of $194,080,800 and a Total Payment of $646,936,000. The Total Payment amount now equals the original Contract Price listed in the Adjustment to Contract Price section.

Adjustment to Contract Price

The original Contract Price was		$646,936,000
Net change by previously authorized Change Orders (#SP/BE-002 thru 016)		$24,487,544
The Contract Price prior to this Change Order was		$671,423,544
The Contract Price will be increased by this Change Order in the amount of	$	Nil
The new Contract Price including this Change Order will be		$671,423,544

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

1

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is 1,095 Days following NTP.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1,247 Days following NTP.

Adjustment to other Changed Criteria: None

Adjustment to Payment Schedule: See above

Adjustment to Minimum Acceptance Criteria: None

Adjustment to Performance Guarantees: None

Adjustment to Design Basis: See above

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: None

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and, conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Stanley Horton	/s/ C. Asok Kumar
* Charif Souki	Contractor
Chairman	C. Asok Kumar
Name
Project Manager
Title
November 8, 2005
Date of Signing	Date of Signing

/s/ Stan Horton
*Stan Horton President & COO Cheniere Energy

October 17, 2005
Date of Signing

Rev. 2

* Keith Meyer
/s/ Keith Meyer President Cheniere LNG

October 17, 2005
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky Owner Representative

October 11, 2005
Date of Signing

* Required Owner signature – Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

Rev. 2

SCHEDULE D-2

UNILATERAL CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-018
Storage and Regasification Terminal
DATE OF CHANGE ORDER: 10/7/2005

OWNER: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation	PROJECT: INCREASED PLANT ELEVATIONS

DATE OF AGREEMENT: December 18, 2004

Contractor is hereby directed to make the following additions or modifications to the Work

Plant Elevations

The elevations of the following buildings and equipment will be increased by 2 ft. from their current design elevations. Equipment elevation will increase from 14.0 ft. to 16.0 ft. MSL (17’-6” NAVD ‘88) and buildings from 14’-6” to 16’-6” MSL (18.0’ NAVD ‘88)

Description	Building / Equipment
Control Room	Building
Standby Generator Set	Equipment
Gas Turbine Generators	Equipment
Transformers	Equipment
Switchgear and MCC’s	Equipment
Fuel Gas Heaters	Equipment
Air Compressors	Equipment

Control Room “Safe Room”

A “safe room” will be included in the Control Room to provide a place that a skeleton crew of Operators can be safely protected from wind borne projectiles. A room does not need to be added, instead an existing room will be strengthened and so designated.

Contractor shall proceed with the above design changes and prepare the required documentation, including a completed Schedule D-3 in accordance with Article 6.1A of the Agreement. Contractor shall promptly advise Owner if the expected lump sum cost to perform the work exceeds $1 million.

Compensation for the changes specified in this Change Order is on a time and materials basis as provided in Section 6.1C and 6.2D of the Agreement.

Contractor shall commence with the performance of the change(s) described above on October 10, 2005

This Change Order is signed by Owner’s duly authorized representatives.

/s/ Stan Horton	/s/ Stan Horton
* Charif Souki Chairman	Stan Horton President and COO Cheniere Energy

October 19, 2005
Date of Signing	Date of Signing

/s/ Keith Meyer	/s/ Ed Lehotsky
Keith Meyer President Cheniere LNG	* Ed Lehotsky Owner Representative

October 17, 2005	October 17, 2005
Date of Signing	Date of Signing

* Required Owner signature  -  Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

Rev. 2

SCHEDULE D-2

UNILATERAL CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-019
Storage and Regasification Terminal
DATE OF CHANGE ORDER: 10/17/2005
OWNER: Sabine Pass LNG, L.P.
CONTRACTOR: Bechtel Corporation	PROJECT: SPLNG SCOPE REVISIONS BASED ON EXPANSION AND CTLNG FERC REVIEWS

DATE OF AGREEMENT: December 18, 2004

You are hereby directed to make the following additions or modifications to, or deductions from, the Work:

Based on the Creole Trail LNG & SPLNG Expansion FERC Filing comments and the CTLNG FERC Cryogenic and Technical Conference of Aug. 10, 2005, Owner requires that the following changes be incorporated into the SPLNG Project (refer to attached list and P&ID drawings):

Item	Description
CTLNG FERC Review These FERC requirements flow down to Sabine LNG
2.	Add LAHH and interlocks to SP-24001 & SP-24002 injectors
3.	Add minimum accuracy flow measurements to the LNG tank top & bottom fill lines
7.	Add 3” by-pass line & valve around LNG tank sendout line HV valve on top of the tanks
8.	Add 4” recycle line from the HP sendout pumps to one of the 30” unloading lines to the tank or the inter-tank transfer line
12.	Add actuator to vapor return blower suction lines
14.	Add igniter to the discretionary vents on top of the LNG tanks
17.	Add gutter type downspout from tank top LNG spill pan to direct any spilled LNG away from the CS tank side plates and funnel the LNG to grade
23.	Add back-up fire water booster pump for the LNG tank supply
25.	Add warning signs, warning lights and siren along the shore to warn local fishermen of evacuations

CTLNG FERC Filing Comments Also req’d for Sabine LNG
a.	Add blow pot for drip leg drain on the jetty vapor return line at SP-24001 & 24002 injectors
b.	Increase sendout pump minimum flows recycle line to storage to a 900 lb rating
c.	Add blow pot to drip leg drain on the vapor return blower recycle line
d.	Add blow pot to V-104 drain for transferring liquid to LNG unloading line
e.	Ensure the spill protection system (pan) on the LNG tanks encompasses all potential leak areas inclusive of potential leak splash radius
f.	Supply can pumps with pressure transmitters on seal vents on each pump with a pressure transmitter or switch on the vent

Contractor shall proceed with the above design changes and prepare detailed Lump Sum cost estimates. Upon final review and approval by Owner of the detailed estimate, Contractor shall prepare the required documentation, including a completed Schedule D-3 in accordance with Article 6.1A of the Agreement.

Compensation for the changes specified in this Change Order is on a time and materials basis as provided in Section 6.1C and 6.2D of the Agreement.

Contractor shall commence with the performance of the change(s) described above on October 18, 2005

This Change Order is signed by Owner’s duly authorized representatives.

/s/ Stan Horton	/s/ Stan Horton
*Charif Souki Chairman	*Stan Horton President and COO Cheniere Energy

October 21, 2005	October 21, 2005
Date of Signing	Date of Signing

/s/ Keith Meyer	/s/ Ed Lehotsky
*Keith Meyer President Cheniere LNG	*Ed Lehotsky Owner Representative

October 21, 2005
Date of Signing	Date of Signing

* Required Owner signature - Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

SCHEDULE D-2

UNILATERAL CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-020
Storage and Regasification Terminal
DATE OF CHANGE ORDER: 11/10/2005
OWNER: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation	PROJECT: Sendout Control System & BOG Compressor K.O. Drum revisions

DATE OF AGREEMENT: December 18, 2004

You are hereby directed to make the following additions or modifications to, or deductions from, the Work:

Implement the following changes:

1.	Sendout Control System revisions as indicated in our memo of October 26, 2005 (Correspondence No. SP-BE-C-117, attached) and as shown on the attached P&ID’s M6-25-00600 and M6-25-00601 (Note: block valve downstream of control valve deleted during Nov. 2 review).

2.	BOG Compressor K.O. Drum revisions as indicated in our memo of November 4, 2005 (Correspondence No. SP-BE-C-125, attached) and as shown on the attached P&ID M6-24-00720.

Contractor shall proceed with the above design changes and prepare detailed Lump Sum cost estimates. Upon final review and approval by Owner of the detailed estimate, Contractor shall prepare the required documentation, including a completed Schedule D-3 in accordance with Article 6.1A of the Agreement.

Compensation for the changes specified in this Change Order is on a time and materials basis as provided in Section 6.1C and 6.2D of the Agreement.

Contractor shall commence with the performance of the change(s) described above on November 11, 2005.

This Change Order is signed by Owner’s duly authorized representatives.

/s/ Stan Horton	/s/ Stan Horton
*Charif Souki Chairman	*Stan Horton President and COO Cheniere Energy

November 15, 2005	November 15, 2005
Date of Signing	Date of Signing

/s/ Keith Meyer	/s/ Ed Lehotsky
*Keith Meyer President Cheniere LNG	*Ed Lehotsky Owner Representative

November 14, 2005	November 14, 2005
Date of Signing	Date of Signing

* Required Owner signature - Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

SCHEDULE D-2

UNILATERAL CHANGE ORDER FORM

PROJECT NAME: LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-021
Storage and Regasification Terminal

DATE OF CHANGE ORDER: 11/30/2005

OWNER: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

You are hereby directed to make the following additions or modifications to, or deductions from, the Work:

Implement the following Marine Berth change:

1.	Provide scour protection in the lower Marine Berth below the -4.5 ft elevation shelf (refer to Bechtel transmittal SDN 25027-001-T05-GAM-00175 and plot plan, attached). Bechtel to advise Owner immediately if the cost of this change is expected to exceed the Bechtel OOM estimate of $5MM.

Contractor shall proceed with the above design change and prepare detailed Lump Sum cost estimate. Upon final review and approval by Owner of the detailed estimate, Contractor shall prepare the required documentation, including a completed Schedule D-3 in accordance with Article 6.1A of the Agreement.

Compensation for the changes specified in this Change Order is on a time and materials basis as provided in Section 6.1C and 6.2D of the Agreement.

Contractor shall commence with the performance of the change(s) described above on November, 30, 2005

This Change Order is signed by Owner’s duly authorized representatives.

/s/ Charif Souki	/s/ Stan Horton
* Charif Souki Chairman	* Stan Horton President and COO Cheniere Energy

Date of Signing	Date of Signing

/s/ Keith Meyer	/s/ Ed Lehotsky
* Keith Meyer President Cheniere LNG	* Ed Lehotsky Owner Representative

December 7, 2005	December 5, 2005
Date of Signing	Date of Signing

* Required Owner signature - Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

1

SCHEDULE D-l

CHANGE ORDER FORM

(for use when the Parties mutually agree upon and execute the Change Order pursuant to Section 6.1B or 6.2C)

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-022
Storage and Regasification Terminal
DATE OF CHANGE ORDER: December 16, 2005

OWNER: Sabine Pass LNG, L.P.	Increase Sendout Pressure to 1440 PSIG

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

The Agreement between the Parties listed above is changed as follows:

This Change Order, as agreed to by Owner and Contractor, replaces Owner’s Unilateral Change Order SP/BE-001 dated January 18, 2005.

Scope of Work:

Increase Sendout Pressure of the Natural Gas as measured at the back pressure Control Valve located just upstream of the Master Meter from 1250 psig to 1440 psig.

Three (3) GE LM2500+[DLE] GTG’s will be purchased in lieu of five (5) Solar GTG’s. Space and foundations will be provided for the future installation of inlet air chilling and waste heat recovery.

Other major equipment includes:

•	Sendout pump modifications and motor changes - 17 each including warehouse spare (HP change from 2100
•	to maximum 2,535 HP)
•	Fuel Gas Heater change from 185 KW to 635 KW - 3 each
•	Standby Diesel Generator change from 1 unit (2.5MW) to 2 units (1.5 MW each)

Civil / Structural

Increase foundation sizes for Sendout Pumps, FG Heaters and HP Vent Stack

Piping & Instruments

Revise all piping and control valves downstream of the Sendout Back pressure Control Valve from 600# to 900# class.

Electrical

Increase cable size for higher sendout motors HP.

See attached documents for cost summary:

“Cost Evaluation Summary” dated December 9, 2005, 1 page

“Detail Estimate” Trend T-004 R4, dated December 9, 2005, 6 pages

“Detail Estimate” Trend T-0045, dated December 9, 2005, 8 pages

Adjustment to Contract Price
The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (thru CO#SP/BE-017)	$24,487,544
The Contract Price prior to this Change Order was	$671,423,544
The Contract Price will be increased by this Change Order in the amount of	$37,376,851
The new Contract Price including this Change Order will be	$708,800,395

1

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified):

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is 1,095 Days following NTP.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is 1,247 Days following NTP.

Adjustment to other Changed Criteria: “Target Completion” defined in Article 1, Definitions, is revised as follows:

“Target Completion” means that all of the following have occurred with respect to the Facility: (i) Cool Down has been completed for System 1 and System 2; (ii) Contractor has completed all procurement, fabrication, assembly, erection, installation and pre-commissioning checks of all of the vaporizers for the Facility to ensure that all such vaporizers and each component thereof was sufficiently fabricated, assembled, erected and installed so as to be capable of being operated safely within the requirements contained in this Agreement, and thirteen vaporizers have been operated to their rated capacity; (iii) Contractor has completed all procurement, fabrication, assembly, erection, installation and pre-commissioning checks and tests of System 1 and System 2 to ensure that these Systems and each component thereof was sufficiently fabricated, assembled, erected and installed so as to be capable of being operated safely within the requirements contained in this Agreement; and (iv) System 1 and System 2 collectively achieve a Sendout Rate of 2,000 MMSCFD or above at a temperature of no less than 40°F and at a pressure of no less than 1,420 PSIG as measured at the exit for the main Facility transfer meter, for a continuous period of a minimum of twenty-four (24) hours.

Adjustment to Payment Schedule: See attached Payment Schedule, “Increased Sendout Pressure from 1250 to 1440 PSIG - Phase I and II,” dated December 9, 2005, 1 page.

Adjustment to Minimum Acceptance Criteria: The following sections are replaced:

Attachment T

2. Minimum Acceptance Criteria

A.	Sendout Rate. The Facility shall vaporize LNG for twenty four (24) continuous hours at an average rate of 2,400 MMSCFD or above (the “Sendout Rate MAC”) at a temperature of no less than 40°F and at a pressure of no less than 1,440 PSIG, using no more than fifteen (15) vaporizers; provided that the Sendout Rate Guarantee Conditions stipulated in Section 4 of this Attachment T are met.

Adjustment to Performance Guarantees: The following sections are replaced:

Attachment T

3. Performance Guarantees

A.	Sendout Rate Performance Guarantee. The Facility shall vaporize LNG for twenty four (24) continuous hours at an average Sendout Rate of 2,670 MM SCFD (the “Sendout Rate Performance Guarantee”) at a temperature of no less than 40°F and at a pressure of no less than 1,440 PSIG, using no more than fifteen (15) vaporizers; provided that the Sendout Rate Guarantee Conditions stipulated in Section 4 of this Attachment T are met.

2

4. Guarantee Conditions.

A.	Sendout Rate Guarantee Conditions. The conditions upon which the Sendout Rate MAC and the Sendout Rate Performance Guarantee (the “Sendout Rate Guarantee Conditions”) are based are as follows:

(i)	The sendout pressure of the Natural Gas shall be measured directly upstream of the back-pressure control valve located just upstream of the Master Meter, as described in Section 1C of Attachment S. The temperature of the Natural Gas shall be at a pressure of no less than 1420 psig as measured at the exit for the main Facility transfer meter.

(iii)	The maximum allowable operating pressure of Natural Gas in the Export Pipeline will be 1,440 PSIG.

6. Delay Liquidated Damages

B.	Substantial Completion Delay Liquidated Damages. (“Substantial Completion Delay Liquidation Damages”).

2.	The Substantial Completion Delay Liquidated Damages set forth in Section 6.B.1 of this Attachment T shall be reduced to the following amounts if only System 1 achieves, on or before the Guaranteed Substantial Completion Date, a Sendout Rate of 1,250 MMSCFD or above at a temperature of no less than 40°F and at a pressure of no less than 1,440 PSIG, and based on the use of no more than seven (7) vaporizers plus one (1) spare vaporizer; provided that the Sendout Rate Guarantee Conditions stipulated in Section 4 of this Attachment T are met:

a.	Sixty Thousand U.S. Dollars (U.S. $60,000) per Day from 1 Day to and including 15 Days after Guaranteed Substantial Completion Date, plus

b.	One Hundred Twenty Thousand U.S. Dollars (U.S. $120,000) per Day from 16 Days to and including 30 Days after Guaranteed Substantial Completion Date, plus

c.	Two Hundred Thirty-five Thousand U.S. Dollars (U.S. $235,000) per Day from 31 Days and more after Guaranteed Substantial Completion Date.

3.	The Substantial Completion Delay Liquidated Damages set forth in Section 6.B.1 of this Attachment T shall be reduced to the following amounts if System 1 and System 2 collectively achieve, on or before the Guaranteed Substantial Completion Date, a Sendout Rate of 2,000 MMSCFD or above at a temperature of no less than
40°F and at a pressure of no less than 1,440 PSIG, and based on the use of no more than twelve (12) vaporizers plus one (1) spare vaporizer; provided that the Sendout Rate Guarantee Conditions stipulated in Section 4 of this Attachment T are met:

a.	Thirty Thousand U.S. Dollars (U.S. $30,000) per Day from 1 Day to and including 15 Days after Guaranteed Substantial Completion Date, plus

b.	Sixty Thousand U.S. Dollars (U.S. $60,000) per Day from 16 Days to and including 30 Days after Guaranteed Substantial Completion Date, plus

c.	One Hundred Twenty Thousand U.S. Dollars (U.S. $120,000) per Day from 31 Days and more after Guaranteed Substantial Completion Date.

3

Adjustment to Design Basis: The following sections are replaced or amended:

Attachment A Schedule A-2

	Item	Design Basis	Remarks	DESIGN REQT	RELY UPON
1.7	Battery limit Natural Gas pressure requirement	1440 psig at Guaranteed Sendout Rate downstream of Master Meter	At battery limit	Yes
14.3	Maximum Allowable Operating Pressure (MAOP)	1440 psig			Yes

Item 14.4 Operating Pressure is deleted from the Design Basis

Incorporate the following attached Drawings:

•	PFD M5-DK-00002 Rev.l (Markup showing piping Flange Class changes)
•	PFD M5-DK-00003 Rev.0 (Indicating deletion of GTG scope based on the Titan GTGs)
•	PFD-M5-DK-00003 Rev. 1 (Indicating New GTG scope based on G.E. GTGs)
•	SK-SP-1000 Rev. 0A (Overall Electrical One-Line Diagram indicating electrical work scope based on Titan GTGs)
•	El-10-00004 Rev.00D (Overall Electrical One-Line Diagram indicating electrical work scope based on G.E. GTGs)

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: None

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change; provided, however, that pursuant to Article 6.4 this Change Order does not include nor satisfy in any manner the following additional items for which Contractor reserves the right to submit Change Orders in this regard in accordance with the terms of the Agreement.

•	Overtime for workers not directly involved with installation of the Combustion Gas Turbines and associated equipment and facilities

•	Costs or other adjustments for decreased productivity caused by extended overtime

•	The Parties acknowledge that the consequences arising out of, relating to, or resulting from Hurricanes Katrina, Rita and Wilma have not been fully evaluated.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Stan Horton	/s/ C. Asok Kumar
* Charif Souki Chairman	Contractor

C. Asok Kumar
Name

Project Director
Title

December 20, 2005	December 21, 2005
Date of Signing

4

/s/ Stan Horton
* Stan Horton President & COO Cheniere Energy

December 20, 2005
Date of Signing

/s/ Keith Meyer
* Keith Meyer
President Cheniere LNG

December 21, 2005
Date of Signing

/s/ Ed Lehotsky
* Ed Lehotsky Owner Representative

December 20, 2005
Date of Signing

*Required Owner signature - Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

5

SCHEDULE D-l

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-023
Storage and Regasification Terminal

DATE OF CHANGE ORDER: January 20, 2006
OWNER: Sabine Pass LNG, L.P.
P&ID AND CAUSE & EFFECT OPTIONS
CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

The Agreement between the Parties listed above is changed as follows:

This Change Order, as agreed to by Owner and Contractor, replaces Owner’s Unilateral Change Order SP/BE-012 dated July 12, 2005.

In accordance with Owner’s Unilateral Change Order Number SP/BE-012, dated July 12, 2005, covering P&ID cause and effect scope option items, as amended by Owner letters SP-BE-C-110 (deleted Items 4.16 and 20.06) and SP-BC-C-132 (deleted Items 18.05 and 19.06) and miscellaneous scope changes directed by Owner during the IFA P&ID review meeting during April 2005, as shown in the attached marked up drawings, Contractor shall implement and incorporate the following:

P&ID Review Scope Changes

•	Add local and remote actuators on manual valves in Lines 16” FGN-24080, 24”DK-24021 and 16” FGN-24620 (Ref. SP/BE-012, Item 3.06)
•	Add three 30” automated access entry valves with actuator and positioners (Ref. SP/BE-012, Item 7.04)
•	Add a total of three surge tanks to nitrogen snuffing system, one each on top of each LNG Tank, increase piping size from 2” to 3”, and increase controls valve sizes to 3” (Ref. SP/BE-012, Item 9.03)
•	Add 6” stainless steel insulated bi-directional jumper (Line No. 6”-GPL-25049-NO-C7.0”) with remotely actuated ball valve to 6” DK-25119 between recondensers (Ref. SP/BE-012, Item 13.01)
•	Delete LP vent stack Z-102, including bulks, and delete 30” line from 2R rack to vent and associated piping and valves in tank area (Ref. SP/BE-012, Item 19.06). One 12” vent per tank will be included in the HAZOP Change Order when issued.
•	Add 24” bypass upstream of in-tank discharge header manual block valve and jump to common 30” unloading header (Ref. SP/BE-012, Item 10.04)
•	Add switch to control room (Ref. SP/BE-012, Item 20.05)

Cause & Effect Scope Changes

•	Add 16 each 3/4” x 1” 900 lb. PSVs (thermal relief valves) with isolations valves, inlet and discharge piping (Ref. SP/BE-012, Item 10.00)

Reference attached “Trend T-0025 - Detail Estimate for P&ID and Cause & Effect Scope Changes,” 14 pages, dated January 3, 2006, for details.

Adjustment to Contract Price

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-001 thru 022)	$61,864,395
The Contract Price prior to this Change Order was	$708,800,395
The Contract Price will be increased by this Change Order in the amount of	$469,544
The new Contract Price including this Change Order will be	$709,269,939

SCHEDULE D-l

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-023
Storage and Regasification Terminal
DATE OF CHANGE ORDER: January 20, 2006
OWNER: Sabine Pass LNG, L.P.
P&ID AND CAUSE & EFFECT OPTIONS
CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

Adjustment to dates in Project Schedule

The following dates are modified:

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is 1,095 Days following the NTP.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is therefore 1,247 Days following NTP.

Adjustment to other Changed Criteria: Not Applicable

Adjustment to Payment Schedule: See attached “Payment Milestones—P&ID Changes—Cause & Effect,” dated January 3, 2006, 1 page

Adjustment to Minimum Acceptance Criteria: No Change

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: Yes, as modified by this Change Order

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties, duly authorized representatives.

SCHEDULE D-l

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-023
Storage and Regasification Terminal
DATE OF CHANGE ORDER: January 20, 2006
OWNER: Sabine Pass LNG, L.P.
P&ID AND CAUSE & EFFECT OPTIONS
CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

/s/ Stan Horton
* Charif Souki Chairman	Contractor
Name

Title
February 6, 2006
Date of Signing	Date of Signing

/s/ Stan Horton
*Stan Horton President & COO Cheniere Energy

February 6, 2006
Date of Signing

/s/ Keith Meyer
*Keith Meyer President Cheniere LNG

January 31, 2006
Date of Signing

/s/ Ed Lehotsky
*Ed Lehotsky Owner Representative

January 25, 2006
Date of Signing

* Required Owner signature - Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

SCHEDULE D-l

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-024
Storage and Regasification Terminal
DATE OF CHANGE ORDER: January 20, 2006
OWNER: Sabine Pass LNG, L.P.
SCV OPTIONS (EXCLUDING PLC vs. DCS)

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

The Agreement between the Parties listed above is changed as follows:

This Change Order, as agreed to by Owner and Contractor, replaces Owner’s Unilateral Change Order SP/BE-013 dated July 18, 2005.

In accordance with the EPC Agreement, Attachment A, Schedule A-l, Section 13.2, Owner’s Unilateral Change Order Number SP/BE-013, dated July 18, 2005, and Bechtel Letter 25027-GAM-T05-00117 (Items 1, 4 and 8 only), Contractor shall implement and incorporate the following SCV options:

1)	Two (2) each stainless steel SS 3” diameter blind block / check valves for taking water circulation pump out of service, with blinded tee and solenoid valve for future connection of utility water. These exclude future utility water piping, wiring from MCC starter to solenoid valve, and extra terminal on the motor starter.

2)	Provide vaporizer modifications on all sixteen (16) SCV units to accommodate a hot water sparger in the water bath for waste heat recovery from gas turbine exhaust.

3)	Sixteen (16) each 42’ exhaust stacks in SS rather than painted CS.

This Change Order does not incorporate Item 3 (Replace PLC with DCS) in Bechtel letter 25027-GAM-T05-00117. Per Owner’s direction on December 22, 2005, this will be addressed separately once the DCS supplier is selected.

Reference attached “Trend T-0020b - Detail Estimate for SCV Options (Excludes PLC vs. DCS Options),” 1 page, dated August 4, 2005, for details.

Adjustment to Contract Price

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-001 thru 023)	$62,333,939
The Contract Price prior to this Change Order was	$709,269,939
The Contract Price will be increased by this Change Order in the amount of	$1,340,000
The new Contract Price including this Change Order will be	$710,609,939

SCHEDULE D-l

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-024
Storage and Regasification Terminal
DATE OF CHANGE ORDER: January 20, 2006
OWNER: Sabine Pass LNG, L.P.
SCV OPTIONS (EXCLUDING PLC vs. DCS)
CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

Adjustment to dates in Project Schedule

The following dates are modified:

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is 1,095 Days following the NTP.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is therefore 1,247 Days following NTP.

Adjustment to other Changed Criteria: Not Applicable

Adjustment to Payment Schedule: See attached “Payment Milestones - SCV Options,” dated December 22, 2005, 1 page

Adjustment to Minimum Acceptance Criteria: No Change

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: Yes, as modified by this Change Order ‘

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

SCHEDULE D-l

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-024
Storage and Regasification Terminal
DATE OF CHANGE ORDER: January 20, 2006
OWNER: Sabine Pass LNG, L.P.
SCV OPTIONS (EXCLUDING PLC vs. DCS)
CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

/s/Stan Horton
* Charif Souki Chairman	Contractor
Name

Title
February 6, 2006
Date of Signing	Date of Signing

/s/Stan Horton
* Stan Horton President & COO Cheniere Energy

February 6, 2006
Date of Signing

/s/Keith Meyer
Keith Meyer President Cheniere LNG

January 31, 2006
Date of Signing

/s/Ed Lehotsky
* Ed Lehotsky Owner Representative

January 23, 2006
Date of Signing

* Required Owner signature - Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving, Storage and Regasification Terminal	CHANGE ORDER NUMBER: SP/BE-025
DATE OF CHANGE ORDER: January 20, 2006
OWNER: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation	MISCELLANEOUS OWNER CHANGES

DATE OF AGREEMENT: December 18, 2004

This Agreement between the Parties listed above is changed as follows:

1.	SVT Unloading Arms:

a.	Provide 8 total 16” ANSI 150# Special Alloy blind flanges for Unloading Arms in lieu of base SVT offering of 16” standard light weight aluminum blind flanges.
b.	Provide 2 total Allen-Bradley ControlLogix PLC including RSLogix 5000 program software in lieu of SVT’s standard PLC

2.	IHI BOG Compressor:

a.	Provide 3 total Allen-Bradley Control Logix PLC including RSLogix 5000 program software in lieu off IHI’s standard PLC

3.	Owner Site Construction Office Expansion:

a.	Provide expanded office as per Owner (SPLNG Team) requirements on a “Lease Options” basis (refer to Correspondence No. SP-BE-C-116, attached).

4.	Send Out System Check Valves:

a.	Provide 32 each 8” and 16 each 10” Grayloc Hub end Check Valves (including 2 each connectors and gaskets per valve) in lieu of the same quantity of Butt Weld Wafer Check Valves (refer to Correspondence No. SP-BE-C-119, attached).

Reference attached “Trend Summary - Miscellaneous Bundle Change Order,” 4 pages, dated January 4, 2006, for details.

Adjustment to Contract Price

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-001 thru 017 & 22)	$63,673,939
The Contract Price prior to this Change Order was	$710,609,939
The Contract Price will be increased by this Change Order in the amount of	$420,636
The new Contract Price including this Change Order will be	$711,030,575

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-025
Storage and Regasification Terminal
DATE OF CHANGE ORDER: January 20, 2006
OWNER: Sabine Pass LNG, L.P.
MISCELLANEOUS OWNER CHANGES
CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

Adjustment to dates in Project Schedule

The following dates are modified:

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is 1,095 Days following the NTP.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is therefore 1,247 Days following NTP.

Adjustment to other Changed Criteria: Not Applicable

Adjustment to Payment Schedule: See attached “Cl - Milestone Payment Schedule,” dated January 4, 2006,1 page

Adjustment to Minimum Acceptance Criteria: No Change

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: Yes, as modified by this Change Order.

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-025
Storage and Regasification Terminal
DATE OF CHANGE ORDER: January 20, 2006
OWNER: Sabine Pass LNG, L.P.
MISCELLANEOUS OWNER CHANGES
CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: December 18, 2004

/s/ Stan Horton
* Charif Souki Chairman	Contractor
Name
February 16, 2006
Date of Signing	Title

/s/ Stan Horton
*Stan Horton President & COO Cheniere Energy	Date of Signing

February 16, 2005
Date of Signing

/s/ Keith Meyer
*Keith Meyer President Cheniere LNG

January 31, 2006
Date of Signing

/s/ Ed Lehotsky
*Ed Lehotsky Owner Representative

January 23, 2006
Date of Signing

* Required Owner signature - Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

SCHEDULE D-l

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-026
Storage and Regasification Terminal
DATE OF CHANGE ORDER: January 20, 2006
OWNER: Sabine Pass LNG, L.P.
CONTRACTOR: Bechtel Corporation	MEAN SEA LEVEL vs. NAVD 88 DESIGN BASIS CLARIFICATION

DATE OF AGREEMENT: December 18, 2004

The Agreement between the Parties listed above is changed as follows:

In accordance with Owner’s letters SP-BE-C-108 dated October 6, 2005, Contractor shall implement and incorporate the additional elevation required to meet Owner’s Mean Sea Level design requirement clarification. Contractor shall raise the permanent plant equipment and pipe racks and buildings an additional 1.4 feet.

Reference attached “Trend T-0054 Rev. 3 - Detail Estimate for Design Basis for Elevation of Plant Facilities (NAVD 88 vs. MSL),” 1 page, dated January 4, for details.

Adjustment to Contract Price

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-001 thru 025)	$64,094,575
The Contract Price prior to this Change Order was	$711,030,575
The Contract Price will be increased by this Change Order in the amount of	$100,000
The new Contract Price including this Change Order will be	$711,130,575

Adjustment to dates in Project Schedule

The following dates are modified:

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is 1,095 Days following the NTP.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is therefore 1,247 Days following NTP.

Adjustment to other Changed Criteria: Not Applicable

Adjustment to Payment Schedule: See attached “Payment Milestones - Design Basis for Elevation of Plant Facilities
(NAVD 88 vs. MSL),” dated January 4, 2006, 1 page

Adjustment to Minimum Acceptance Criteria: No Change

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: Yes, as modified by this Change Order

SCHEDULE D-l

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-026
Storage and Regasification Terminal
DATE OF CHANGE ORDER: January 20, 2006
OWNER: Sabine Pass LNG, L.P.
CONTRACTOR: Bechtel Corporation	MEAN SEA LEVEL vs. NAVD 88 DESIGN BASIS CLARIFICATION

DATE OF AGREEMENT: December 18, 2004

Adjustment to dates in Project Schedule (cont’d)

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Stan Horton
* Charif Souki Chairman	Contractor
Name

Title
February 6, 2006
Date of Signing	Date of Signing

/s/ Stan Horton
*Stan Horton President & COO Cheniere Energy

February 6, 2006
Date of Signing

/s/ Keith Meyer
*Keith Meyer President Cheniere LNG

January 31, 2006
Date of Signing

SCHEDULE D-l

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-026
Storage and Regasification Terminal
DATE OF CHANGE ORDER: January 20, 2006
OWNER: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation	MEAN SEA LEVEL vs. NAVD 88 DESIGN BASIS CLARIFICATION

DATE OF AGREEMENT: December 18, 2004

/s/ Ed Lehotsky
*Ed Lehotsky Owner Representative

January 23, 2006
Date of Signing

* Required Owner signature - Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-027
Storage and Regasification Terminal
DATE OF CHANGE ORDER: January 20, 2006

OWNER: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation	INCREASE PLANT ELEVATIONS & ADD CONTROL BUILDING “SAFE ROOM”

DATE OF AGREEMENT: December 18, 2004

The Agreement between the Parties listed above is changed as follows:

This Change Order replaces Unilateral Change Order SP/BE-018 dated October 7, 2005.

In accordance with Owner’s decision after Hurricanes Katrina and Rita to address storm surge concerns, Contractor agrees to implement and incorporate the following Owner directed changes:

1.)	New elevation for equipment (standby generator set, gas turbine generators and transformers, switchgear and Motor Control Centers, fuel gas heaters and air compressors) will be increased by 2 feet from their current design elevations from 14’ – 0” to 16’ - 0” MSL (17’- 6” NAVD ‘88)

2.)	New elevation for the Control Room building will be increased by 2’ from its current design elevation from 14’ - 6” to 16’- 6” MSL (18’ - 0” NAVD ‘88).

3.)	Upgrade and strengthen an existing room in the Control Room and designate it as a “safe room” in order to afford safety protection to a skeleton crew of operators from wind borne projectiles.

Reference following attached documents for details:

1) “Trend T-0080 Rev. 3 – Increased Plant Elevation for Control Room and Selected Equipment,” 2 pages, dated January 11, 2006,

2) Bechtel Sketch titled “Process Area - 2’ Elevation Increase,” 1 page, dated October 3, 2005

3) Bechtel Drawing A1-4A1-00001 titled “Architectural Control Bldg A-101 (with note on Safe Room 110),” 1 page, dated December 13, 2005.

4) Bechtel Conference Notes 25027-001-G15-GAM-00094 dated September 27, 2005

Adjustment to Contract Price

The original Contract Price was	$646,936,000
Net change by previously authorized Change Orders (#SP/BE-001 thru 026)	$64,194,575
The Contract Price prior to this Change Order was -	$711,130,575
The Contract Price will be increased by this Change Order in the amount of	$650,033
The new Contract Price including this Change Order will be	$711,780,608

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-027
Storage and Regasification Terminal
DATE OF CHANGE ORDER: January 20, 2006

OWNER: Sabine Pass LNG, L.P.	INCREASE PLANT ELEVATIONS & ADD

CONTRACTOR: Bechtel Corporation	CONTROL BUILDING “SAFE ROOM”

DATE OF AGREEMENT: December 18, 2004

Adjustment to dates in Project Schedule

The following dates are modified:

The Target Bonus Date will be unchanged.

The Target Bonus Date as of the date of this Change Order therefore is 1,095 Days following the NTP.

The Guaranteed Substantial Completion Date will be unchanged.

The Guaranteed Substantial Completion Date as of the date of this Change Order therefore is therefore 1,247 Days following NTP.

Adjustment to other Changed Criteria: Not Applicable

Adjustment to Payment Schedule: See attached “Payment Milestones – Increased Plant Elevation for Control Room / Selected Equipment plus Control Room “Safe Room.” 1 page, dated January 11, 2006,

Adjustment to Minimum Acceptance Criteria: No Change

Adjustment to Performance Guarantees: No Change

Adjustment to Design Basis: Yes, as modified by this Change Order

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: No Change

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change.

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

SCHEDULE D-1

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Receiving,	CHANGE ORDER NUMBER: SP/BE-027
Storage and Regasification Terminal
DATE OF CHANGE ORDER: January 20, 2006
OWNER: Sabine Pass LNG, L.P.
INCREASE PLANT ELEVATIONS & ADD
CONTRACTOR: Bechtel Corporation	CONTROL BUILDING “SAFE ROOM”

DATE OF AGREEMENT: December 18, 2004

/s/ Stan Horton
* Charif Souki Chairman	Contractor
Name

Title
February 6, 2006
Date of Signing	Date of Signing

/s/ Stan Horton
*Stan Horton President & COO Cheniere Energy

February 6, 2006
Date of Signing

/s/ Keith Meyer
*Keith Meyer President Cheniere LNG

January 31, 2006
Date of Signing

/s/ Ed Lehotsky
*Ed Lehotsky Owner Representative

January 23, 2006
Date of Signing

* Required Owner signature - Mr. Horton may sign on behalf of Mr. Souki during Mr. Souki’s absence.